Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–101.19%(b)
Airport Services–4.88%
Shanghai International Airport Co. Ltd., A Shares	372,415	$3,615,581
Apparel Retail–2.44%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	6,054,000	1,805,000
Apparel, Accessories & Luxury Goods–3.88%
Zhejiang Semir Garment Co. Ltd., A Shares	2,183,186	2,872,793
Auto Parts & Equipment–2.85%
Minth Group Ltd.	684,000	2,106,470
Automobile Manufacturers–0.32%
Jiangling Motors Corp. Ltd., B Shares	311,100	233,576
Construction Materials–2.28%
Asia Cement China Holdings Corp.	1,343,500	1,689,140
Electronic Components–0.63%
Largan Precision Co. Ltd. (Taiwan)	3,000	467,118
Electronic Manufacturing Services–0.18%
FIH Mobile Ltd. (c)	877,000	136,704
Footwear–1.67%
Stella International Holdings Ltd.	886,000	1,234,695
Gas Utilities–0.88%
Towngas China Co. Ltd. (c)	1,059,000	654,089
Health Care Equipment–2.17%
MicroPort Scientific Corp.	1,476,000	1,609,614
Health Care Supplies–4.88%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	3,028,000	3,610,102
Hotels, Resorts & Cruise Lines–0.87%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	381,578	646,518
Hypermarkets & Super Centers–4.61%
Sun Art Retail Group Ltd. (Hong Kong)	2,871,000	3,415,682
Interactive Home Entertainment–5.03%
NetEase, Inc., ADR	11,600	3,720,816
Shares		Value
Interactive Media & Services–18.18%
JOYY, Inc., ADR (c)	26,718	$1,617,241
Tencent Holdings Ltd.	192,600	9,145,242
Weibo Corp., ADR (c)	63,252	2,695,800
		13,458,283
Internet & Direct Marketing Retail–16.50%
Alibaba Group Holding Ltd., ADR (c)	40,898	8,449,118
JD.com, Inc., ADR (c)	99,886	3,764,703
		12,213,821
Life & Health Insurance–1.10%
AIA Group Ltd. (Hong Kong)	82,200	810,410
Marine Ports & Services–1.37%
Qingdao Port International Co. Ltd., H Shares (d)	1,562,000	1,015,283
Packaged Foods & Meats–8.01%
Dali Foods Group Co. Ltd. (d)	3,581,000	2,505,047
Uni-President China Holdings Ltd.	3,369,000	3,422,418
		5,927,465
Pharmaceuticals–3.80%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., H Shares	477,000	276,572
Sino Biopharmaceutical Ltd.	1,908,000	2,536,226
		2,812,798
Restaurants–5.46%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	891,704
Cafe de Coral Holdings Ltd. (Hong Kong)	574,000	1,286,528
Xiabuxiabu Catering Management China Holdings Co. Ltd. (c)(d)	1,737,000	1,863,903
		4,042,135
Steel–4.57%
Baoshan Iron & Steel Co. Ltd., A Shares	4,493,106	3,385,730
Wireless Telecommunication Services–4.63%
China Mobile Ltd.	418,500	3,426,301
TOTAL INVESTMENTS IN SECURITIES–101.19% (Cost $68,055,310)		74,910,124
OTHER ASSETS LESS LIABILITIES–(1.19)%		(878,802)
NET ASSETS–100.00%		$74,031,322

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2020 was $5,384,233, which represented 7.27% of the Fund’s Net Assets.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Greater China Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$20,247,678	$54,662,446	$—	$74,910,124
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Greater China Fund